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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 23, 2003




                              ALBEMARLE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)



                                    Virginia
                          -----------------------------
                          (State or Other Jurisdiction)

                                    1-12658
                          -----------------------------
                            (Commission File Number)

                                   54-1692118
                          -----------------------------
                       (IRS Employer Identification No.)



                330 South Fourth Street, Richmond, Virginia 23219
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code - (804) 788-6000
                Registrant's website address: www.albemarle.com


       Former name or former address, if changed since last report - N/A


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Item 9.  Regulation FD Disclosure

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Albemarle Corporation (the "Company") pursuant to Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583; insofar as they disclose historical information regarding the Company's results of operations or financial condition for the quarter ended March 31, 2003.

On April 23, 2003, the Company issued a press release regarding it earnings for the first quarter ended March 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


           Exhibit
           -------

             99.1     Albemarle Corporation press release dated April 23, 2003.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Date: April 23, 2003                                  ALBEMARLE CORPORATION


                                                    /s/ ROBERT G. KIRCHHOEFER
                                                    -------------------------
                                                       Robert G. Kirchhoefer
                                                          Treasurer and
                                                       Chief Accounting Officer


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                                  EXHIBIT INDEX
    Exhibit No.
    -----------

       99.1          Albemarle Corporation press release dated April 23, 2003.